SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

200 Union St., Suite 200, Lakewood, Colorado 80228

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

2590 Walnut Street #6 Denver, CO 80205

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of American Cannabis Company, Inc., a Delaware Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments, and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events, or performance underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including, without limitations, management’s examination of historical operating trends and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs, or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Item 1.01

Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On September 5, 2023, American Cannabis Company, Inc. (the “Company”) entered into an Agreement and Plan of Merger by and among the Company, HyperScale Nexus Holding Corporation, a Nevada corporation ("HyperScale Nexus"), and its wholly owned subsidiary, HyperScale Nexus Merger Sub, a Nevada Corporation, (the “Merger Sub”), (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, (i) Merger Sub will merge with and into the Company, with the Company continuing as the "Surviving Corporation" and wholly owned subsidiary of HyperScale Nexus, and the Merger Sub will be dissolved by operation of law.

The Merger Agreement is subject to customary closing conditions, approvals of the respective shareholders of each party, and completion of filings pursuant to the Nevada Revised Statutes ("NRS") and the General Delaware Corporation Law (DGCL) (the "Effective Time"). The transactions contemplated by the Merger Agreement are anticipated to result in a share exchange whereby (i) each three hundred shares of Company common stock will be exchanged for one share of HyperScale Nexus common stock based on an exchange ratio of 300 to 1, and (ii) upon the Effective Time and the consummation of the Merger, each shareholder of Company Common Stock shall beneficially own not less than the greater of either: (i) one hundred (100) shares of HyperScale Nexus Common Stock post-Merger, or (ii) the number of shares of HyperScale Nexus Common Stock that represents a value of at least $2,500, (iii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of the Company's common stock. No fractional shares shall be issued. Any existing fractional shares will be rounded up to the next highest share number. The General Delaware Corporation Law provides for no appraisal or dissenter rights concerning the share exchange. The parties may adjust the share exchange ratio based on the closing price of the Company's common stock at the Effective Time.

Either the Company or HyperScale may terminate the Merger Agreement if the closing of the transactions contemplated thereby has not occurred before September 30, 2023, subject to reasonable extensions of time agreed to by the parties.

As of the date of this Form 8-K filing, both the Company and HyperScale Nexus have a common director, Tad Mailander. Mr. Mailander currently serves as an independent director on the board of directors of both the Company and HyperScale Nexus. The Company independently acknowledges the existence of this common directorship and has considered any potential conflicts of interest that may arise from it. The common directorship between the Company and HyperScale Nexus is not expected to have a material impact on the terms or performance of the Agreement. The Company's board of directors, including its Principal Executive Officer and Principal Financial Officer, Ellis Smith, reviewed and approved the Agreement, and any potential conflicts of interest have been independently acknowledged by the Company, addressed, and waived in accordance with the applicable legal and regulatory requirements in the DGCL, NRS, and Section 1.7 of the California Rules of Professional Conduct.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 5, 2023

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Principal Executive Officer